TARGA RESOURCES PARTNERS LP

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Introduction

The unaudited pro forma condensed combined financial statements of Targa Resources Partners LP (“the Partnership”) as of June 30, 2009, for the years ended December 31, 2008, 2007 and 2006, and for the six months ended June 30, 2009 and 2008 are based upon the historical audited and unaudited financial statements of the Partnership and the Downstream Assets of Targa Resources, Inc., which owns the Downstream Business. The Partnership and the Downstream Assets of Targa Resources, Inc. are controlled by a common parent entity, Targa Resources, Inc. (“Targa”). The acquisition of the Downstream Business by the Partnership is accounted for and presented herein under common control accounting. Under common control accounting, the Downstream Business’ assets and liabilities are recorded by the Partnership at their historical book values with the balance of acquisition proceeds recorded as an adjustment to parent equity.

        The unaudited pro forma condensed combined balance sheet as of June 30, 2009 has been prepared as if the Partnership’s acquisition of the Downstream Business and certain related transactions occurred on June 30, 2009. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2008 and the six months ended June 30, 2009 have been prepared as if the Partnership’s acquisition of the Downstream Business and certain related transactions occurred on January 1, 2008. The unaudited pro forma condensed combined statements of operations for the years ended December 31, 2007 and 2006, and for the six months ended June 30, 2008 combine the results of operations for the Partnership and the Downstream Business because during such periods the businesses were under the common controlling ownership of Targa Resources, Inc. The unaudited pro forma condensed combined financial statements should be read in conjunction with the notes accompanying the unaudited pro forma condensed combined financial statements.

The Partnership expects to finance its acquisition of the Downstream Business through borrowings under the Partnership’s senior secured revolving credit facility, and by issuing to Targa or its affiliates common units representing limited partner interests in the Partnership and general partner units representing general partner interests in the Partnership. Approximately 75%, or $397.5 million of the estimated $530 million purchase price will be paid in cash and 25%, or $132.5 million will be paid in common units and general partner units of the Partnership.

The adjustments to the historical audited and unaudited financial statements are based upon currently available information and certain estimates and assumptions. Actual effects of these transactions will differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transactions as contemplated and that the pro forma adjustments are factually supportable, give appropriate effect to the expected impact of events that are directly attributable to the transactions, and reflect those items expected to have a continuing impact on the Partnership.

The unaudited pro forma condensed combined financial statements of the Partnership have been derived from the historical financial statements of the Partnership and the Downstream Business and are qualified in their entirety by reference to such historical financial statements and the related notes contained therein. The unaudited pro forma condensed combined financial statements are not necessarily indicative of the results that actually would have occurred if the Partnership had assumed the operations of the Downstream Businesses on the dates indicated or which could be obtained in the future.

TARGA RESOURCES PARTNERS LP
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
JUNE 30, 2009

							Targa
	Targa		Pro Forma		Pro Forma		Resources
	Resources	Downstream	Adjustments--		Adjustments--		Partners LP
	Partners LP	Business	Elimination		Other		Pro Forma
	(in millions)
ASSETS
Current assets:
Cash and cash equivalents	$37.9	$11.6	$-		$397.5	(c)	$47.4
					(397.5)	(d)
					(2.1)	(f)
Receivables from third parties	32.7	205.2	-		-		237.9
Receivables from affiliated companies	42.3	-	(36.3)	(a)	-		6.0
Inventory	2.1	31.0	-		-		33.1
Assets from risk management activities	66.0	-	-		-		66.0
Other current assets	0.4	0.1	-		-		0.5
	181.4	247.9	(36.3)		(2.1)		390.9

Property, plant and equipment, net	1,222.3	483.2	-		-		1,705.5
Long-term assets from risk management activities	34.4	-	-		-		34.4
Investment in unconsolidated affiliate	-	19.5	-		-		19.5
Other long-term assets	12.7	-	-		-		12.7
Total assets	$1,450.8	$750.6	$(36.3)		$(2.1)		$2,163.0

LIABILITIES AND OWNERS' EQUITY
Current liabilities:
Accounts payable to third parties	$3.9	$129.9	$-		$-		$133.8
Accounts payable to affiliated companies	-	87.3	(36.3)	(a)	-		51.0
Accrued liabilities	77.0	9.0	-		-		86.0
Liabilities from risk management activities	12.2	-	-		-		12.2
Total current liabilities	93.1	226.2	(36.3)		-		283.0
Long-term debt payable to third parties	656.8	-	-		397.5	(c)	1,054.3
Long-term debt payable to Targa	-	803.6			(406.1)	(b)	-
					(397.5)	(d)
Long term liabilities from risk management activities	11.6	-	-		-		11.6
Deferred income tax liability	2.6	1.5	-		-		4.1
Other long-term liabilities	3.7	2.7	-		-		6.4

Commitments and contingencies
Owners' equity:
Owners' equity	-	(297.5)	-		406.1	(b)	-
					(132.5)	(d)
					23.9	(d)
Common and subordinated unitholders	637.6	-	-		129.8	(d)	741.9
					(23.4)	(d)
					(2.1)	(f)
General partner interest	4.6	-	-		2.7	(d)	6.8
					(0.5)	(d)
Accumulated other comprehensive income	40.8	0.6	-		-		41.4
	683.0	(296.9)	-		404.0		790.1
Noncontrolling interest in subsidiaries	-	13.5	-		-		13.5
Total owners' equity	683.0	(283.4)	-		404.0		803.6
Total liabilities and owners' equity	$1,450.8	$750.6	$(36.3)		$(2.1)		$2,163.0

See accompanying notes to unaudited pro forma condensed combined financial statements

TARGA RESOURCES PARTNERS LP
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
Six Months Ended June 30, 2009

							Targa
	Targa		Pro Forma		Pro Forma		Resources
	Resources	Downstream	Adjustments--		Adjustments--		Partners LP
	Partners LP	Business	Elimination		Other		Pro Forma
	(in millions, except per unit data)
Revenues from third parties	$203.4	$1,517.4	$-		$-		$1,720.8
Revenues from affiliates	276.3	12.7	(191.3)	(a)	-		97.7
Total operating revenues	479.7	1,530.1	(191.3)		-		1,818.5
Costs and expenses:
Product purchases from third parties	297.5	993.2	-		-		1,290.7
Product purchases from affiliates	82.6	403.0	(191.3)	(a)	-		294.3
Operating expenses	24.8	69.8	-		-		94.6
Depreciation and amortization expense	37.9	12.0	-		-		49.9
General and administrative expense	12.9	25.5	-		-		38.4
Other	-	(0.8)	-		-		(0.8)
	455.7	1,502.7	(191.3)		-		1,767.1
Income from operations	24.0	27.4	-		-		51.4
Other income (expense):
Interest income (expense), net	(19.7)	0.4	-		(4.0)	(e)	(23.3)
Interest expense from Parent	-	(29.7)	-		29.7	(e)	-
Equity in earnings of unconsolidated investment	-	1.8	-		-		1.8
Other	0.8	-	-		-		0.8
Income (loss) before income taxes	5.1	(0.1)	-		25.7		30.7
Income tax expense	(0.6)	(0.4)	-		-		(1.0)
Net income (loss)	4.5	(0.5)	-		25.7		29.7
Less: Net income attributable to noncontrolling interest	-	0.3	-		-		0.3
Net income (loss) attributable to partners	4.5	(0.8)	-		25.7		29.4
Net income attributable to general partner	4.0						4.0
Net income allocable to limited partners	$0.5						$25.4

Net income per limited partner unit--basic and diluted	$0.01						$0.46
Weighted average limited partner units
outstanding--basic and diluted	46.2				8.5	(d)	54.7

See accompanying notes to unaudited pro forma condensed combined financial statements

TARGA RESOURCES PARTNERS LP
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
Year Ended December 31, 2008

							Targa
	Targa		Pro Forma		Pro Forma		Resources
	Resources	Downstream	Adjustments--		Adjustments--		Partners LP
	Partners LP	Business	Elimination		Other		Pro Forma
	(in millions, except per unit data)

Revenues from third parties	$848.7	$6,134.9	$-		$-		$6,983.6
Revenues from affiliates	1,225.4	37.8	(773.3)	(a)	-		489.9
Total operating revenues	2,074.1	6,172.7	(773.3)		-		7,473.5
Costs and expenses:
Product purchases from third parties	1,479.0	4,345.3	-		-		5,824.3
Product purchases from affiliates	324.0	1,547.0	(773.3)	(a)	-		1,097.7
Operating expenses	55.3	198.8	-		-		254.1
Depreciation and amortization expense	74.3	23.6	-		-		97.9
General and administrative expense	22.4	46.2	-		-		68.6
Other	0.1	(1.0)	-		-		(0.9)
	1,955.1	6,159.9	(773.3)		-		7,341.7
Income from operations	119.0	12.8	-		-		131.8
Other income (expense):
Interest income (expense), net	(38.3)	0.5	-		(8.0)	(e)	(45.8)
Interest expense from Parent	-	(59.3)	-		59.3	(e)	-
Equity in earnings of unconsolidated investment	-	3.9	-		-		3.9
Gain on debt extinguishment	13.1	-	-		-		13.1
Other	(0.9)	1.3	-		-		0.4
Income (loss) before income taxes	92.9	(40.8)	-		51.3		103.4
Income tax expense	(1.4)	(1.0)	-		-		(2.4)
Net income (loss)	91.5	(41.8)	-		51.3		101.0
Less: Net income attributable to noncontrolling interest	-	0.3	-		-		0.3
Net income (loss) attributable to partners	91.5	$(42.1)	$-		$51.3		100.7
Net income attributable to general partner	7.0						7.0
Net income allocable to limited partners	$84.5						$93.7

Net income per limited partner unit--basic and diluted	$1.83						$1.71
Weighted average limited partner units
outstanding--basic and diluted	46.2				8.5	(d)	54.7

See accompanying notes to unaudited pro forma condensed combined financial statements

TARGA RESOURCES PARTNERS LP
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
Year Ended December 31, 2007

					Targa
	Targa		Pro Forma		Resources
	Resources	Downstream	Adjustments--		Partners LP
	Partners LP	Business	Elimination		Pro Forma
	(in millions, except per unit data)

Revenues from third parties	$630.8	$5,767.9	$-		$6,398.7
Revenues from affiliates	1,030.7	-	(613.4)	(a)	417.3
Total operating revenues	1,661.5	5,767.9	(613.4)		6,816.0
Costs and expenses:
Product purchases from third parties	1,215.7	4,106.0	-		5,321.7
Product purchases from affiliates	191.1	1,374.9	(613.4)	(a)	952.6
Operating expenses	50.9	168.6	-		219.5
Depreciation and amortization expense	71.8	21.8	-		93.6
General and administrative expense	18.9	45.1	-		64.0
Other	(0.3)	-	-		(0.3)
	1,548.1	5,716.4	(613.4)		6,651.1
Income from operations	113.4	51.5	-		164.9
Other income (expense):
Interest income (expense), net	(22.0)	0.6	-		(21.4)
Interest expense from Parent	-	(58.5)	-		(58.5)
Interest expense allocated from Parent	(19.4)	-	-		(19.4)
Equity in earnings of unconsolidated investment	-	3.5	-		3.5
Other	(30.2)	(1.1)	-		(31.3)
Income (loss) before income taxes	41.8	(4.0)	-		37.8
Income tax expense	(1.5)	(1.1)	-		(2.6)
Net income (loss)	40.3	(5.1)	-		35.2
Less: Net income (loss) attributable to predecessor operations	12.2	(5.2)	-		7.0
Less: Net income attributable to noncontrolling interest	-	0.1	-		0.1
Net income attributable to partners	28.1	-	-		28.1
Net income attributable to general partner	0.6	-	-		0.6
Net income allocable to limited partners	$27.5	$-	$-		$27.5

Net income per limited partner unit--basic and diluted	$0.81				$0.81
Weighted average limited partner units
outstanding--basic and diluted	34.0				34.0

See accompanying notes to unaudited pro forma condensed combined financial statements

TARGA RESOURCES PARTNERS LP
UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENT
Year Ended December 31, 2006

					Targa
	Targa		Pro Forma		Resources
	Resources	Downstream	Adjustments--		Partners LP
	Partners LP	Business	Elimination		Pro Forma
	(in millions of dollars)

Revenues from third parties	$951.9	$4,626.3	$-		$5,578.2
Revenues from affiliates	786.6	6.3	(463.8)	(a)	329.1
Total operating revenues	1,738.5	4,632.6	(463.8)		5,907.3
Costs and expenses:
Product purchases from third parties	1,194.8	3,356.1	-		4,550.9
Product purchases from affiliates	322.9	1,069.1	(463.8)	(a)	928.2
Operating expenses	49.1	143.7	-		192.8
Depreciation and amortization expense	70.0	20.8	-		90.8
General and administrative expense	16.0	41.2	-		57.2
	1,652.8	4,630.9	(463.8)		5,819.9
Income from operations	85.7	1.7	-		87.4
Other income (expense):
Interest income, net	-	0.2	-		0.2
Interest expense allocated from Parent	(88.0)	(39.2)	-		(127.2)
Equity in earnings of unconsolidated investment	-	2.8	-		2.8
Other	16.8	(0.2)	-		16.6
Income (loss) before income taxes	14.5	(34.7)	-		(20.2)
Income tax expense	(2.9)	(0.5)	-		(3.4)
Net income (loss)	11.6	(35.2)	-		(23.6)
Less: Net income (loss) attributable to predecessor operations	11.6	(34.6)	-		(23.0)
Less: Net loss attributable to noncontrolling interest	-	(0.6)	-		(0.6)
Net income attributable to partners	-	-	-		-
Net income attributable to general partner	-	-	-		-
Net income allocable to limited partners	$-	$-	$-		$-

See accompanying notes to unaudited pro forma condensed combined financial statements

TARGA RESOURCES PARTNERS LP

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1—Basis of Presentation

The historical financial information is derived from the historical financial statements of Targa Resources Partners LP (the “Partnership”, “we”, “our”) and the Downstream Assets of Targa Resources, Inc. (the “Downstream Business”). The unaudited pro forma condensed combined balance sheet as of June 30, 2009 has been prepared as if the Partnership’s acquisition of the Downstream Business and certain related transactions occurred on June 30, 2009. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2008 and for the six months ended June 30, 2009 have been prepared as if the Partnership’s acquisition of the Downstream Business and certain related transactions occurred on January 1, 2008. The unaudited pro forma condensed combined statements of operations for the years ended December 31, 2007 and 2006, and for the six months ended June 30, 2008 combine the results of operations for the Partnership and the Downstream Business because during such periods the businesses were under the common controlling ownership of Targa Resources, Inc. (“Targa”).

The Partnership expects to finance its acquisition of the Downstream Business through borrowings under the Partnership’s senior secured revolving credit facility, and by issuing to Targa or its affiliates common units representing limited partner interests in the Partnership and general partner units representing general partner interests in the Partnership. Approximately 75%, or $397.5 million of the estimated $530 million acquisition price will be paid in cash and 25%, or $132.5 million will be paid in common units and general partner units of the Partnership.

The pro forma financial statements reflect the following transactions:

•	the borrowing of $397.5 million under our senior secured revolving credit facility;

•	our purchase from Targa of the Downstream Business;

•	the distribution to Targa of the aggregate consideration consisting of $397.5 million in cash, and the issuance of 8,527,615 common units and 174,033 general partner units; and

•	the retirement of $406.1 million in affiliate indebtedness, treated as a capital contribution to the Downstream Business.

Our affiliate indebtedness consists of intercompany indebtedness to be contributed to us together with the Downstream Business.

Note 2—Pro Forma Adjustments and Assumptions

(a)	Reflects the elimination of affiliate receivable/payable and affiliate revenues and expenses between Targa Resources Partners LP and the Downstream Business.

(b)	Reflects the retirement of $406.1 million of the Downstream Business’ affiliate indebtedness payable to Targa, treated as a contribution by Targa to the Downstream Business.

(c)	Reflects the borrowing of $397.5 million under our senior secured credit facility.

(d)	Reflects the payment to Targa of the aggregate consideration as follows (in millions):

Cash consideration	$397.5
Common units (1)	129.8
General partner units (1)	2.7
$530.0

The pro forma transaction adjustments associated with the payment are:
Repayment of affiliated indebtedness payable to Targa	$397.5
Issuance of 8,527,615 common units	106.4
Issuance of 174,033 general partner units	2.2
Adjustments for purchase of assets under common control:
Common and subordinated unitholders	23.4
General partner	0.5
$530.0

___________________________________

(1)
As per the purchase and sale agreement, the total issued units will be valued at the volume weighted average price of the common units on the NASDAQ for the ten (10) trading days ending five trading days prior to the execution of the purchase and sale agreement, or $15.227 per common unit.

$132.5 million divided by $15.227 per common unit equals 8,701,648 total units

8,701,648 times 98% equals 8,527,615 common units

8,701,648 total units less 8,527,615 common units equals 174,033 general partner units

8,527,615 common units times $15.227 per unit equals $129.8 million

174,033 general partner units times $15.227 per unit equals $2.7 million

(e)
Reflects the reversal of interest expense associated with the affiliated indebtedness and interest expense on $397.5 million in borrowings under our senior secured credit facility as though the borrowing occurred on January 1, 2008. Interest is calculated at an estimated annual interest rate of 2%. A one-eighth percentage point change in the interest rate would change pro forma interest expense by $0.5 million for the year ended December 31, 2008 and $0.3 million for the six months ended June 30, 2009.

(f)	Reflects the payment of $2.1 million for estimated transaction-related expenses associated with our acquisition from Targa of the Downstream Business, which is allocated to the common units.

Note 3—Pro Forma Net Income Per Unit

Pro forma net income per unit is determined by dividing the pro forma net income that would have been allocated to the common unitholders, which is 98% of the pro forma net income less incentive distributions reflected in our historical financial statements, by the weighted average number of common units expected to be outstanding.  All units issued pursuant to Targa’s sale to us of the Downstream Business were assumed to have been outstanding since January 1, 2006.  Basic and diluted pro forma net income per limited partner unit is equivalent as there are no dilutive units for all periods presented.